Exhibit 10.15

AMENDMENT NO. 1
TO
EIGHTH AMENDED AND RESTATED
LIMITED LIABILITY COMPANY AGREEMENT
OF
SES HOLDINGS, LLC

THIS AMENDMENT NO. 1 (this “Amendment”)  to the Eighth Amended and Restated Limited Liability Company Agreement of SES Holdings, LLC, a Delaware limited liability company (the “Company”), dated as of December 19, 2016 (the “Agreement”), is entered into as of November 1, 2017, by Select Energy Services, Inc., a Delaware corporation and the managing member of the Company  (the “Managing Member”).  Capitalized terms used but not defined herein are defined in the Agreement.

RECITALS

WHEREAS, on November 1, 2017,  pursuant to the closing (the “Closing”) of the transactions contemplated by that certain Agreement and Plan of Merger (the “Merger Agreement”), dated July 18, 2017, by and among the Managing Member, Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Managing Member,  the Company, Raptor Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company, Rockwater Energy Solutions, Inc., a Delaware corporation (“Rockwater”), and Rockwater Energy Solutions, LLC, a Delaware limited liability company and a partially owned subsidiary of Rockwater (“Rockwater Holdco”), subject to certain exceptions set forth in the Merger Agreement, each unit of Rockwater Holdco then outstanding was converted into the right to receive a number of units of the Company equal to the Exchange Ratio (as defined in the Merger Agreement);

WHEREAS, at the Closing, Rockwater became a wholly owned subsidiary of the Managing Member and changed its name to Select Energy Solutions (RW), Inc. (in such capacity, “Rockwater Sub”);

WHEREAS, following the Closing on November 1, 2017,  pursuant to that certain Contribution Agreement (the “Contribution Agreement”), dated November 1, 2017, by and among the Managing Member,  Rockwater Sub, SES Sub A, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Managing Member (“Sub A”), SES Sub B, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Managing Member (“Sub B”), SES Sub C, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Managing Member (“Sub C” and, together with the Managing Member,  Rockwater Sub, Sub A, and Sub B, the “Transferors”), the Transferors conveyed  a certain number of units in the Company (the “Contributed Interests”) to SES Intermediate Holdings, LLC, a Delaware limited liability company and a wholly owned subsidiary of the Managing Member (“SES Intermediate”), in exchange for certain equity interests in SES Intermediate, in each case as set forth in the Contribution Agreement (the “SES Intermediate Contributions”);

WHEREAS, as a result of the SES Intermediate Contributions, SES Intermediate became a unitholder in the Company and was substituted for each Transferor as a member of SES Holdings with respect to the Contributed Interests;

WHEREAS, the Managing Member retained 1,000,000 units of the Company in connection with the transactions contemplated by the Contribution Agreement;

WHEREAS, Section 12.1(b) of the Agreement provides that the Managing Member, acting alone, may amend the Agreement, including Exhibit A thereto, to reflect the admission of new Members and the Transfers of Interest; and

WHEREAS, the Managing Member deems it advisable and in the best interest of the Company to amend the Agreement as provided herein.

NOW, THEREFORE, the Agreement is hereby amended as follows:

Section 1. Amendment.

(a) Section 4.1(e) of the Agreement is hereby amended to add the following at the end of such section:

“Notwithstanding the foregoing, this Section 4.1(e) shall not apply to the transactions contemplated by that certain Agreement and Plan of Merger, dated July 18, 2017 (as amended and supplemented, including pursuant to that certain letter agreement dated September 19, 2017, through the date hereof), by and among the Managing Member, Raptor Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of the Managing Member, the Company, Raptor Merger Sub, LLC, a Delaware limited liability company and an indirect wholly owned subsidiary of the Company, Rockwater Energy Solutions, Inc., a Delaware corporation, and Rockwater Energy Solutions, LLC, a Delaware limited liability company and a partially owned subsidiary of Rockwater.”

(b)Exhibit A of the Agreement is hereby replaced in its entirety with Exhibit A attached hereto.

Section 2. Ratification of the Agreement. Except as expressly modified and amended herein, all of the terms and conditions of the Agreement shall remain in full force and effect.
Section 3. Governing Law. This Amendment will be governed and construed in accordance with the laws of the State of Delaware.

Section 4. Counterparts.  This Amendment may be executed in counterparts, all of which together shall constitute an agreement binding on all the parties hereto, notwithstanding that all such parties are not signatories to the original or the same counterpart.

[Signature page follows.]

IN WITNESS WHEREOF, the Managing Member has executed this Agreement to be effective as of the effective date indicated above.

SELECT ENERGY SERVICES, INC.

By:
Name:	John D. Schmitz
Title:	Executive Chairman

SIGNATURE PAGE TO

AMENDMENT NO. 1 TO

EIGHTH AMENDED AND RESTATED

LIMITED LIABILITY COMPANY AGREEMENT OF

SES HOLDINGS, LLC

EXHIBIT A

Member	Number of Units Owned	Capital Account Balance
Select Energy Services, Inc.	1,000,000	$16,280,000
SES Legacy Holdings, LLC	35,976,512	$585,697,615.4
SES Intermediate Holdings, LLC	64,913,015	$1,056,783,883.88
WDC Aggregate LLC	3,824,179	$62,257,634.12
John Kenneth Davidson	81,111	$1,320,487.08
Davidson Family, LLC	49,975	$813,593
Davidson Family 2012 Irrevocable Trust U/T/A December 28, 2012	46,346	$754,512.88
Knapp Family 2012 Irrevocable Trust U/T/A December 28, 2012	177,433	$2,888,609.24
Andrews Family Enterprises, LLC	177,433	$2,888,609.24

A-1